MASTER CUSTODY AGREEMENT

                                    EXHIBIT A

The following is a list of the Investment Companies and their respective Series for which the Custodian shall serve under the Master Custody Agreement dated as of February 16, 1996.
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INVESTMENT COMPANY                  ORGANIZATION                  SERIES ---(IF APPLICABLE)
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

Adjustable Rate Securities      Delaware Business Trust       U.S. Government Adjustable Rate Mortgage Portfolio
Portfolios

Franklin Asset Allocation Fund  Delaware Business Trust

Franklin California Tax-Free    Maryland Corporation
Income Fund, Inc.

Franklin California Tax-Free    Massachusetts Business Trust  Franklin California Insured Tax-Free Income Fund
Trust                                                         Franklin California Tax-Exempt Money Fund
                                                              Franklin California Intermediate-Term Tax-Free
                                                              Income Fund

Franklin Custodian Funds, Inc.  Maryland Corporation          Growth Series
                                                              Utilities Series
                                                              Dynatech Series
                                                              Income Series
                                                              U.S. Government Securities Series

Franklin Growth and Income      Delaware Business Trust
Fund

Franklin Federal Money Fund     California Corporation

Franklin Federal Tax-Free       California Corporation
Income Fund

Franklin Gold & Precious        Delaware Business Trust
Metals Fund

Franklin High Income Trust      Delaware Business Trust      AGE High Income Fund

Franklin Investors Securities   Massachusetts Business Trust Franklin Global Government Income Fund
Trust                                                        Franklin Short-Intermediate U.S. Govt Securities Fund
                                                             Franklin Convertible Securities Fund
                                                             Franklin Adjustable U.S. Government Securities Fund
                                                             Franklin Equity Income Fund
                                                             Franklin Bond Fund

Franklin Managed Trust          Delaware Business Trust      Franklin Rising Dividends Fund

Franklin Money Fund             California Corporation

Franklin Municipal Securities   Delaware Business Trust      Franklin California High Yield Municipal Fund
Trust                                                        Franklin Tennessee Municipal Bond Fund

Franklin Mutual Series Fund     Maryland Corporation         Mutual Shares Fund
Inc.                                                         Mutual Beacon Fund
                                                             Mutual Qualified Fund
                                                             Mutual Discovery Fund
                                                             Mutual European Fund
                                                             Mutual Financial Services Fund

Franklin New York Tax-Free      Delaware Business Trust
Income Fund

Franklin New York Tax-Free      Massachusetts Business Trust Franklin New York Tax-Exempt Money Fund
Trust                                                        Franklin New York Intermediate-Term Tax-Free Income Fund
                                                             Franklin New York Insured Tax-Free Income Fund

Franklin Real Estate            Delaware Business Trust      Franklin Real Estate Securities Fund
Securities Trust

Franklin Strategic Mortgage     Delaware Business Trust
Portfolio

Franklin Strategic Series       Delaware Business Trust      Franklin California Growth Fund
                                                             Franklin Strategic Income Fund
                                                             Franklin MidCap Growth Fund
                                                             Franklin Global Utilities Fund
                                                             Franklin Small Cap Growth Fund
                                                             Franklin Global Health Care Fund
                                                             Franklin  Natural Resources Fund
                                                             Franklin Blue Chip Fund
                                                             Franklin Biotechnology Discovery Fund
                                                             Franklin U.S. Long-Short Fund
                                                             Franklin Large Cap Growth Fund
                                                             Franklin Aggressive Growth Fund
                                                             Franklin Small Cap Growth Fund II
                                                             Franklin Technology Fund

Franklin Tax-Exempt Money       California Corporation
Fund

Franklin Tax-Free Trust         Massachusetts Business Trust Franklin Massachusetts Insured Tax-Free Income Fund
                                                             Franklin Michigan Insured Tax-Free Income Fund
                                                             Franklin Minnesota Insured Tax-Free Income Fund
                                                             Franklin Insured Tax-Free Income Fund
                                                             Franklin Ohio Insured Tax-Free Income Fund
                                                             Franklin Puerto Rico Tax-Free Income Fund
                                                             Franklin Arizona Tax-Free Income Fund
                                                             Franklin Colorado Tax-Free Income Fund
                                                             Franklin Georgia Tax-Free Income Fund
                                                             Franklin Pennsylvania Tax-Free Income Fund
                                                             Franklin High Yield Tax-Free Income Fund
                                                             Franklin Missouri Tax-Free Income Fund
                                                             Franklin Oregon Tax-Free Income Fund
                                                             Franklin Texas Tax-Free Income Fund
                                                             Franklin Virginia Tax-Free Income Fund
                                                             Franklin Alabama Tax-Free Income Fund
                                                             Franklin Florida Tax-Free Income Fund
                                                             Franklin Connecticut Tax-Free Income Fund
                                                             Franklin Louisiana Tax-Free Income Fund
                                                             Franklin Maryland Tax-Free Income Fund
                                                             Franklin North Carolina Tax-Free Income Fund
                                                             Franklin New Jersey Tax-Free Income Fund
                                                             Franklin Kentucky Tax-Free Income Fund
                                                             Franklin Federal Intermediate-Term Tax-Free Income Fund
                                                             Franklin Arizona Insured Tax-Free Income Fund
                                                             Franklin Florida Insured Tax-Free Income fund

Franklin Templeton Fund         Delaware Business Trust      Franklin Templeton Conservative Target Fund
Allocator Series                                             Franklin Templeton Moderate Target Fund
                                                             Franklin Templeton Growth Target Fund

Franklin Templeton Global       Delaware Business Trust      Franklin Templeton Global Currency Fund
Trust                                                        Franklin Templeton Hard Currency Fund

Franklin Templeton              Delaware Business Trust      Templeton Pacific Growth Fund
International Trust                                          Templeton Foreign Smaller Companies Fund

Franklin Templeton Money Fund   Delaware Business Trust      Franklin Templeton Money Fund
Trust

Franklin Value Investors Trust  Massachusetts Business Trust Franklin Balance Sheet Investment Fund
                                                             Franklin MicroCap Value Fund
                                                             Franklin Value Fund
                                                             Franklin Large Cap Value Fund

Franklin Templeton Variable     Massachusetts Business Trust Franklin Money Market Fund
Insurance Products Trust                                     Franklin Growth and Income Fund
                                                             Franklin Natural Resources Securities Fund
                                                             Franklin Real Estate Fund
                                                             Franklin Global Communications Securities Fund
                                                             Franklin High Income Fund
                                                             Templeton Global Income Securities Fund
                                                             Franklin Income Securities Fund
                                                             Franklin U.S. Government Fund
                                                             Franklin Zero Coupon Fund - 2000
                                                             Franklin Zero Coupon Fund - 2005
                                                             Franklin Zero Coupon Fund - 2010
                                                             Franklin  Rising Dividends Securities Fund
                                                             Templeton Pacific Growth Securities Fund
                                                             Templeton International Securities Fund
                                                             Templeton Developing Markets Securities Fund
                                                             Templeton Growth Securities Fund
                                                             Templeton Asset Strategy Fund
                                                             Franklin Small Cap Fund
                                                             Franklin Large Cap Growth Securities Fund
                                                             Templeton International Smaller Companies Fund
                                                             Mutual Discovery Securities Fund
                                                             Mutual Shares Securities Fund
                                                             Franklin Global Health Care Securities Fund
                                                             Franklin Value Securities Fund
                                                             Franklin Aggressive Growth Securities Fund
                                                             Franklin S&P 500 Index Fund
                                                             Franklin Strategic Income Securities Fund
                                                             Franklin Technology Securities Fund

Institutional Fiduciary Trust   Massachusetts Business Trust Money Market Portfolio
                                                             Franklin U.S. Government Securities Money Market Portfolio
                                                             Franklin Cash Reserves Fund

The Money Market Portfolios     Delaware Business Trust      The Money Market Portfolio
                                                             The U.S. Government Securities Money Market Portfolio


Templeton Variable Products                                  Franklin Growth Investments Fund
Series Fund                                                  Mutual Shares Investments Fund
                                                             Mutual Discovery Investments Fund
                                                             Franklin Small Cap Investments Fund

Franklin Floating Rate Master   Delaware Business Trust      Franklin Floating Rate Master Series
Trust

CLOSED END FUNDS:

Franklin Multi-Income Trust     Massachusetts Business Trust

Franklin Universal Trust        Massachusetts Business Trust

Franklin Floating Rate Trust    Delaware Business Trust


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